                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 25049


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934

Date of Report (Date of earliest event reported):  August 23, 1999.



                        Westinghouse Air Brake Company
----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      1-13782               25-1615902
----------------------------      ----------------   ----------------------------
(State or other jurisdiction      (Commission file   (IRS Employer Identification
of incorporation)                 number)            Number)


             1001 Air Brake Avenue
         Wilmerding, Pennsylvania  15148                  15222
-----------------------------------------------      -------------
     (Address of principal executive offices)            Zip Code

Registrant's telephone number, including area code:  (412) 825-1000

                                Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) -- (b) Not applicable.

     (c)  Exhibit.

     99.1 Text of press release dated August 20, 1999, issued by Westinghouse Air Brake Company.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    WESTINGHOUSE AIR BRAKE COMPANY



Date:  August 23, 1999              By:  /s/ Robert J. Brooks
                                       ----------------------
                                         Robert J. Brooks
                                         Vice President and
                                         Chief Financial Officer

                                 EXHIBIT INDEX


                                                                          Sequentially
Exhibit                                                                    Numbered
Number        Description of Exhibit                                         Page
--------      --------------------------------------------------        --------------
99.1          Text of press release dated August 20, 1999,
              issued by Westinghouse Air Brake Company.
